UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-4108

                           OPPENHEIMER BOND FUND/VA
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Bond Fund/VA delivered a very competitive total return in the 12 months ended December 31, 2003, largely on the strength of our investments in corporate bonds. Throughout the period, we maintained a weighting in a diverse group of investment-grade bonds as well as a modest investment in bonds rated BBB and below, including investments in high-yield (i.e., non-investment grade) issues. These less credit-worthy bonds represented such diverse industries as automotive manufacturing, telecommunications and media, among others. Emphasizing this portion of the credit spectrum proved very beneficial as beaten-down BBB and high-yield bonds rapidly regained ground and were major contributors to both yield and total return.
   We also maintained a position in high-coupon mortgage-backed securities throughout the year. These securities gave a boost to the Fund's yield but also increased its volatility. We entered the year anticipating that interest rates and prepayment levels would stabilize. As it turned out, economic woes and the impending war with Iraq exerted a downward pressure on interest rates early in the period, and prepayments continued to rise as homeowners refinanced in record numbers. Our mortgage-backed securities, primarily older mortgages with higher coupons which were priced significantly above par, were more sensitive to this change in interest rates. That risk led to price weakness, and for several months our holdings underperformed in comparison to lower-coupon mortgage-backed securities. Following the mid-summer turnaround in rates, however, the market showed renewed interest in these securities and their prices recovered significantly.
   Expecting a year of stable or possibly rising rates, we shortened the Fund's duration early on. Initially, when rates declined, this positioning hurt the Fund. But, as the economic picture brightened and rates quickly reversed course, our short duration proved to be an advantage, insulating the Fund from rapid price declines and putting it ahead of much of the competition. By August, rates had reached levels that, in our opinion, seemed reasonable in light of the economic situation. We extended the duration to roughly the same as the benchmark index.
   Our investments in Treasury and agency securities performed well but accounted for a much lesser portion of the Fund's overall results.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2003. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Lehman Brothers Credit Index, formerly known as Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.




                          3 | OPPENHEIMER BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund/VA (Non-Service)
Lehman Brothers Credit Index
[LINE GRAPH]

                   Oppenheimer Bond Fund/VA (Non-Service)      Lehman Brothers Credit Index
12/31/1993         $10,000                                     $10,000
03/31/1994           9,810                                       9,648
06/30/1994           9,793                                       9,496
09/30/1994           9,880                                       9,566
12/31/1994           9,806                                       9,607
03/31/1995          10,252                                      10,176
06/30/1995          10,826                                      10,933
09/30/1995          11,014                                      11,191
12/31/1995          11,473                                      11,744
03/31/1996          11,325                                      11,440
06/30/1996          11,435                                      11,492
09/30/1996          11,667                                      11,722
12/31/1996          12,023                                      12,130
03/31/1997          11,970                                      12,008
06/30/1997          12,370                                      12,502
09/30/1997          12,767                                      12,992
12/31/1997          13,136                                      13,371
03/31/1998          13,323                                      13,575
06/30/1998          13,654                                      13,925
09/30/1998          14,041                                      14,430
12/31/1998          14,029                                      14,517
03/31/1999          13,984                                      14,414
06/30/1999          13,792                                      14,188
09/30/1999          13,756                                      14,228
12/31/1999          13,816                                      14,233
03/31/2000          13,955                                      14,437
06/30/2000          14,085                                      14,615
09/30/2000          14,346                                      15,063
12/31/2000          14,659                                      15,570
03/31/2001          15,250                                      16,235
06/30/2001          15,448                                      16,408
09/30/2001          16,054                                      17,037
12/31/2001          15,800                                      17,189
03/31/2002          15,748                                      17,144
06/30/2002          16,175                                      17,640
09/30/2002          16,814                                      18,431
12/31/2002          17,226                                      18,998
03/31/2003          17,572                                      19,454
06/30/2003          18,120                                      20,387
09/30/2003          18,232                                      20,358
12/31/2003          18,394                                      20,459

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/03
1-Year  6.78%   5-Year  5.57%   10-Year  6.28%   Inception Date  4/3/1985

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Bond Fund/VA (Service Shares)
Lehman Brothers Credit Index
[LINE GRAPH]

               Oppenheimer Bond Fund/VA (Service Shares)    Lehman Brothers Credit Index
05/01/2002     $10,000                                      $10,000
06/30/2002      10,153                                       10,148
09/30/2002      10,554                                       10,604
12/31/2002      10,803                                       10,930
03/31/2003      11,017                                       11,192
06/30/2003      11,350                                       11,729
09/30/2003      11,411                                       11,712
12/31/2003      11,512                                       11,770

CUMULATIVE TOTAL RETURN OF SERVICE SHARES OF THE FUND AT 12/31/03
1-Year  6.56%   Since Inception (5/1/02)  8.82%   Inception Date  5/1/2002

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES.
INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.981.2871. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. GRAPHS ARE NOT DRAWN TO SAME SCALE. AN EXPLANATION OF THE CALCULATION OF THE PERFORMANCE IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                          4 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES--26.0%
---------------------------------------------------------------
AQ Finance NIM Trust, Home
Equity Collateralized Mtg.
Obligations, Series 2002-1,
Cl. Note, 9.50%, 6/25/32 1        $     79,630    $     79,630
---------------------------------------------------------------
Bank One Auto Securitization
Trust, Automobile Receivables,
Series 2003-1, Cl. A2,
1.29%, 8/21/06                       3,640,000       3,639,155
---------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2003-A, Cl. A2,
1.45%, 11/25/05 1                    5,733,623       5,742,939
---------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2002-4, Cl. A2B,
1.74%, 1/17/05 1                     1,753,792       1,756,488
---------------------------------------------------------------
Caterpillar Financial Asset Trust,
Equipment Loan Pass-Through
Certificates, Series 2003-A,
Cl. A2, 1.25%, 10/25/05              2,990,000       2,991,218
---------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2003-B, Cl. AF1,
1.64%, 2/25/18 1                     1,409,540       1,409,169
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                       3,915,755       3,924,853
---------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A1,
1.199%, 8/25/17 2                    2,190,751       2,191,024
Series 2003-4, Cl. 1A1,
1.24%, 9/25/17 2                     4,821,771       4,822,958
---------------------------------------------------------------
Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2,
1.26%, 1/16/06 1                     1,890,000       1,891,239
Series 2003-B, Cl. A2,
1.287%, 3/15/06                      2,330,000       2,330,794
---------------------------------------------------------------
CitiFinancial Mortgage
Securities, Inc., Home Equity
Collateralized Mtg. Obligations:
Series 2002-1, Cl. AF1,
2.474%, 9/25/32                      1,895,922       1,900,607
Series 2003-2, Cl. AF1,
1.219%, 5/25/33 1,2                  2,243,209       2,243,114
Series 2003-3, Cl. AF1,
1.261%, 8/25/33 1,2                  2,979,761       2,979,831


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-B, Cl. A2,
2.20%, 4/6/05                     $    865,858    $    867,287
Series 2003-A, Cl. A2,
1.52%, 12/8/05                       6,370,000       6,381,530
Series 2003-B, Cl. A2,
1.61%, 7/8/06                        6,440,000       6,391,056
---------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2002-D, Cl.
A2A, 2.10%, 3/15/05                  2,320,123       2,325,890
---------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A1,
1.91%, 4/16/07                       2,929,047       2,939,064
Series 2003-3, Cl. A1,
1.50%, 1/15/08                       5,637,009       5,646,688
---------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivables
Obligations:
Series 2002-3, Cl. A2,
2.26%, 12/18/04                        527,120         527,724
Series 2002-4, Cl. A2,
1.66%, 6/15/05                       1,919,287       1,922,590
Series 2003-2, Cl. A2,
1.34%, 12/21/05                      5,416,000       5,421,520
Series 2003-3, Cl. A2,
1.52%, 4/21/06                       7,070,000       7,081,599
Series 2003-4, Cl. A2,
1.58%, 7/17/06                       5,640,000       5,649,172
---------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates:
Series 2002-2, Cl. A2,
2.15%, 12/19/05                        846,530         848,073
Series 2003-2, Cl. A2,
1.56%, 12/18/06                      2,830,000       2,833,796
---------------------------------------------------------------
Lease Investment Flight Trust,
Collateralized Aviation
Obligations, Series 1A,
Cl. D2, 8%, 7/15/31 1                5,614,047          84,211
---------------------------------------------------------------
Litigation Settlement
Monetized Fee Trust,
Asset-Backed Certificates, Series
2001-1A, Cl. A1, 8.33%, 4/25/31 1    4,591,066       4,523,634
---------------------------------------------------------------
M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A2,
1.95%, 7/20/05                         159,249         159,414
Series 2002-1, Cl. A3,
2.49%, 10/22/07                      4,300,000       4,337,352
Series 2003-1, Cl. A2,
1.60%, 7/20/06                       4,790,000       4,791,839




                         5 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
---------------------------------------------------------------


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------
MMCA Auto Lease Trust, Auto
Retail Installment Contracts,
Series 2002-A, Cl. A2,
1.29%, 5/16/05 2,3               $   1,202,570    $  1,203,465
---------------------------------------------------------------
MSF Funding LLC, Collateralized
Mtg. Obligations,
Series 2000-1, Cl. C,
8.491%, 7/25/07 1,2                    602,879          90,432
---------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28 1          3,449,128         999,283
---------------------------------------------------------------
Nissan Auto Lease Trust, Auto
Lease Obligations:
Series 2002-A, Cl. A2,
1.86%, 11/15/04 1                    1,852,715       1,854,465
Series 2003-A, Cl. A2,
1.69%, 12/15/05                      3,770,000       3,780,445
---------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable
Nts., Series 2003-B, Cl. A2,
1.20%, 11/15/05                      7,240,000       7,242,830
---------------------------------------------------------------
Salomon Smith Barney Auto
Loan Trust, Asset-Backed Auto
Loan Obligations, Series 2002-1,
Cl. A2, 1.83%, 9/15/05 1             2,702,243       2,707,897
---------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10         2,000,000       2,026,580
---------------------------------------------------------------
Toyota Auto Receivables
Owner Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A3,
3.76%, 6/15/06                       1,755,307       1,778,797
Series 2003-A, Cl. A2,
1.28%, 8/15/05                       6,893,886       6,900,170
Series 2003-B, Cl. A2,
1.43%, 2/15/06                       4,670,000       4,672,417
---------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan
Asset-Backed Nts.:
Series 2002-1, Cl. A3,
2.41%, 10/16/06                      2,542,232       2,560,499
Series 2003-1, Cl. A2,
1.22%, 4/17/06                       4,310,000       4,311,645
---------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2002-A, Cl. A2,
1.77%, 2/20/05                       3,850,350       3,856,872


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Volkswagen Auto Loan Enhanced
Trust, Automobile
Loan Receivables:
Series 2003-1, Cl. A2,
1.11%, 12/20/05                   $  2,859,000    $  2,857,939
Series 2003-2, Cl. A2,
1.55%, 6/20/06                       3,230,000       3,235,214
---------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivables:
Series 2002-1, Cl. A2,
1.88%, 6/15/05                       4,368,668       4,380,554
Series 2003-1, Cl. A2A,
1.40%, 4/15/06                       6,530,000       6,535,675
                                                  -------------
Total Asset-Backed Securities
(Cost $168,606,254)                                161,630,637

---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--44.1%
---------------------------------------------------------------
GOVERNMENT AGENCY--41.0%
---------------------------------------------------------------
FHLMC/FNMA/SPONSORED--40.9%
Federal Home Loan
Mortgage Corp.:
5%, 1/1/34 4                         4,180,000       4,126,446
7%, 9/1/33-11/1/33                   8,988,642       9,533,275
8%, 4/1/16                           2,273,595       2,440,388
9%, 8/1/22-5/1/25                      609,724         680,631
---------------------------------------------------------------
Federal Home Loan
Mortgage Corp., Gtd.
Mtg. Pass-Through
Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21         118,510         118,710
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2500, Cl. FD,
1.62%, 3/15/32 2                     1,560,259       1,550,079
Series 2526, Cl. FE,
1.52%, 6/15/29 2                     1,874,556       1,869,225
Series 2551, Cl. FD,
1.52%, 1/15/33 2                     1,625,064       1,631,670
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, (0.11)%,
6/1/26 5                             2,095,713         350,284
Series 177, Cl. B, (2.489)%,
7/1/26 5                             3,454,129         609,635
Series 183, Cl. IO, 3.34%,
4/1/27 5                             3,331,373         567,302
Series 184, Cl. IO, 0.119%,
12/1/26 5                            3,298,796         555,681
Series 206, Cl. IO,
(20.375)%, 12/15/29 5                2,413,313         436,509
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Structured Pass-Through
Securities, Collateralized
Mtg. Obligations:
Series H006, Cl. A1,
1.724%, 4/15/08                      1,085,794       1,084,950
Series T-42, Cl. A2,
5.50%, 2/25/42                         689,347         701,174



                          6 | OPPENHEIMER BOND FUND/VA

                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.:
5%, 1/1/34 4                      $ 15,661,000    $ 15,499,504
5.50%, 1/14/34 4                    23,671,000      23,981,682
6.50%, 3/1/11                           83,119          88,206
6.50%, 1/25/34 4                    63,617,000      66,539,438
7%, 11/1/25-11/1/33                  5,180,211       5,494,532
7%, 7/1/32-1/25/34 4                99,912,485     105,814,097
7.50%, 1/1/08-1/1/26                   295,280         316,262
8%, 5/1/17                              83,792          91,685
8.50%, 7/1/32                          622,881         672,657
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through
Certificates:
Trust 131, Cl. G, 8.75%, 11/25/05      115,581         119,734
Trust 2002-77, Cl. WF,
1.52%, 12/18/32 2                    2,821,091       2,829,867
---------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1989-17, Cl. E,
10.40%, 4/25/19                        177,174         195,041
Trust 2003-81, Cl. PA, 5%, 2/25/12   1,337,450       1,369,880
---------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates
Interest-Only Stripped
Mtg.-Backed Security:
Trust 2002-47, Cl. NS,
24.442%, 4/25/32 5                   4,893,182         502,366
Trust 2002-51, Cl. S,
24.442%, 8/25/32 5                   4,491,956         456,936
---------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 2002-52, Cl. SD,
6.90%, 9/25/32 5                     6,095,415         559,280
Trust 222, Cl. 2,
(2.144)%, 6/1/23 5                   4,413,900         828,985
Trust 240, Cl. 2,
(4.52)%, 9/1/23 5                    6,932,091       1,281,602
Trust 252, Cl. 2,
(6.48)%, 11/1/23 5                   4,792,933         960,888
Trust 273, Cl. 2,
(0.977)%, 7/1/26 5                   1,517,334         256,177
Trust 303, Cl. IO,
(17.835)%, 11/1/29 5                   990,881         183,901
                                                  -------------
                                                   254,298,679

---------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National
Mortgage Assn.:
7%, 1/15/09-5/15/09                    108,282         116,215
8.50%, 8/15/17-12/15/17                761,221         844,932
                                                  -------------
                                                       961,147


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
PRIVATE--3.1%
---------------------------------------------------------------
COMMERCIAL--1.7%
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-MD6,
Cl. A3, 7.361%, 11/13/29 2        $  1,200,000    $  1,352,373
---------------------------------------------------------------
Asset Securitization Corp.,
Interest-Only Stripped
Mtg.-Backed Security
Collateralized Mtg. Obligations,
Series 1997-D4, Cl. PS1,
8.347%, 4/14/29 5                   48,836,513       2,214,775
---------------------------------------------------------------
Capital Lease Funding
Securitization LP, Interest-Only
Corporate-Backed Pass-Through
Certificates, Series 1997-CTL1,
9.929%, 6/22/24 3,5                 26,528,861       1,002,940
---------------------------------------------------------------
Commercial Mortgage
Acceptance Corp., Commercial
Mtg. Obligations, Series 1996-C1,
Cl. D, 7.699%, 12/25/20 1,2            438,622         439,751
---------------------------------------------------------------
DLJ Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1999-STF1,
Cl. B6, 7/5/08 1,6                  34,282,670          34,283
---------------------------------------------------------------
DLJ Mortgage Acceptance Corp.,
Commercial Mtg. Obligations,
Series 1996-CF1, Cl. A3,
8.033%, 3/13/28 2                    2,000,000       2,152,815
---------------------------------------------------------------
Lehman Brothers Commercial
Conduit Mortgage Trust,
Interest-Only Stripped
Mtg.-Backed Security, Series
1998-C1, Cl. IO, 6.928%,
2/18/28 5                           22,265,016         788,925
---------------------------------------------------------------
Lehman Structured Securities Corp.,
Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A,
2.514%, 7/26/24 1                      614,746         585,495
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 1999-C1,
Cl. X, 10.299%, 5/18/32 5          403,139,867       1,899,474
                                                  -------------
                                                    10,470,831

---------------------------------------------------------------
OTHER--0.3%
CIT Equipment Collateral,
Equipment Receivable-Backed
Nts., Series 2003-EF1, Cl. A2,
1.49%, 12/20/05                      1,740,000       1,740,845
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B,
6.986%, 10/23/17 5                      33,453           8,554




                          7 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
OTHER Continued
Salomon Brothers Mortgage
Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security,
Series1987-3, Cl. A,
11.28%, 10/23/17 7                $     49,510    $     45,483
                                                  -------------
                                                     1,794,882

---------------------------------------------------------------
RESIDENTIAL--1.1%
Structured Asset Securities Corp.,
Collateralized Mtg. Obligations
Pass-Through Certificates,
Series 2002-AL1, Cl. B2,
3.45%, 2/25/32                       3,072,330       2,771,756
---------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations Pass-Through
Certificates, Series 2003-AR7,
Cl. A1, 1.507%, 8/25/33 2            3,938,227       3,941,213
                                                  -------------
                                                     6,712,969
                                                  -------------
Total Mortgage-Backed
Obligations (Cost $272,178,638)                    274,238,508

---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--19.8%
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts., 6.25%, 7/15/32    2,500,000       2,728,208
---------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
5.25%, 6/15/06                      15,000,000      16,055,160
5.50%, 2/15/06                      21,170,000      22,674,848
6.375%, 6/15/09                     21,500,000      24,340,580
7.25%, 5/15/30 8                     2,705,000       3,313,825
---------------------------------------------------------------
Freddie Mac Unsec. Nts.,
6.875%, 9/15/10                      7,300,000       8,489,980
---------------------------------------------------------------
Tennessee Valley Authority
Bonds, 7.125%, 5/1/30                1,850,000       2,226,523
---------------------------------------------------------------
U.S. Treasury Bonds:
4.25%, 8/15/13                      10,266,000      10,282,046
5.375%, 2/15/31                      4,145,000       4,323,919
5.50%, 8/15/28                       3,265,000       3,401,852
6.125%, 11/15/27                     9,697,000      10,935,646
STRIPS, 2.99%, 2/15/10 9             2,698,000       2,147,818
STRIPS, 3.23%, 2/15/11 9             8,007,000       6,022,161
STRIPS, 3.66%, 2/15/13 9             3,354,000       2,246,912
STRIPS, 4.96%, 2/15/16 9             2,721,000       1,500,637
STRIPS, 5.52%, 11/15/26 9            3,155,000         898,008
---------------------------------------------------------------
U.S. Treasury Nts., 3.25%,
12/15/08                             1,906,000       1,919,552
                                                  -------------

Total U.S. Government
Obligations (Cost $121,953,363)                    123,507,675

---------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.5%
---------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12 (Cost $2,635,439)     2,610,000       2,950,605


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
CORPORATE BONDS AND NOTES--34.7%
---------------------------------------------------------------
CONSUMER DISCRETIONARY--8.3%
---------------------------------------------------------------
AUTO COMPONENTS--0.6%
Delphi Corp., 6.55% Nts.,
6/15/06                           $  3,305,000    $  3,548,407
---------------------------------------------------------------
AUTOMOBILES--2.9%
American Honda Finance Corp.,
3.85% Nts., 11/6/08                    815,000         821,542
---------------------------------------------------------------
DaimlerChrysler NA Holding Corp.,
6.40% Nts., 5/15/06                  3,525,000       3,778,786
---------------------------------------------------------------
Ford Motor Co., 8.90% Unsec.
Unsub. Debs., 1/15/32                  880,000         988,981
---------------------------------------------------------------
General Motors Corp., 8.375%
Sr. Unsec. Debs., 7/15/33            5,490,000       6,392,023
---------------------------------------------------------------
Hertz Corp. (The), 7.625%
Sr. Nts., 6/1/12                     5,575,000       6,048,869
                                                  -------------
                                                    18,030,201

---------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%
Beazer Homes USA, Inc.,
8.625% Sr. Unsec. Nts., 5/15/11      1,440,000       1,591,200
---------------------------------------------------------------
D.R. Horton, Inc., 9.375%
Sr. Unsec. Sub. Nts., 3/15/11        1,330,000       1,516,200
---------------------------------------------------------------
Pulte Homes, Inc., 8.375%
Sr. Nts., 8/15/04                      665,000         683,468
---------------------------------------------------------------
Toll Corp., 8.25%
Sr. Sub. Nts., 12/1/11               1,440,000       1,596,600
                                                  -------------
                                                     5,387,468

---------------------------------------------------------------
MEDIA--3.4%
British Sky Broadcasting Group
plc, 8.20% Sr. Unsec. Nts.,
7/15/09                              1,490,000       1,776,281
---------------------------------------------------------------
Liberty Media Corp.,
3.50% Nts., 9/25/06                  1,660,000       1,669,585
---------------------------------------------------------------
News America Holdings, Inc.,
7.75% Sr. Unsec. Debs., 12/1/45      2,340,000       2,776,457
---------------------------------------------------------------
TCI Communications, Inc.,
9.80% Sr. Unsec. Debs., 2/1/12       4,700,000       6,139,986
---------------------------------------------------------------
Time Warner Cos., Inc.,
9.125% Debs., 1/15/13                2,840,000       3,615,201
---------------------------------------------------------------
Time Warner
Entertainment Co. LP:
8.375% Sr. Debs., 3/15/23              505,000         627,723
10.15% Sr. Nts., 5/1/12              1,073,000       1,434,514
---------------------------------------------------------------
Walt Disney Co. (The),
6.75% Sr. Nts., 3/30/06              2,965,000       3,226,555
                                                  -------------
                                                    21,266,302

---------------------------------------------------------------
MULTILINE RETAIL--0.2%
Sears Roebuck Acceptance Corp.,
3.07% Nts., Series VII, 2/25/04 2    1,370,000       1,372,362
---------------------------------------------------------------
SPECIALTY RETAIL--0.3%
Gap, Inc. (The), 6.90%
Nts., 9/15/07                        1,635,000       1,812,806




                         8 | OPPENHEIMER BOND FUND/VA

                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
CONSUMER STAPLES--1.4%
---------------------------------------------------------------
FOOD & STAPLES RETAILING--1.4%
Kroger Co. (The),
7.80% Sr. Nts., 8/15/07           $  4,300,000    $  4,910,278
---------------------------------------------------------------
Safeway, Inc., 4.80% Sr.
Unsec. Nts., 7/16/07                 3,980,000       4,134,309
                                                  -------------
                                                     9,044,587

---------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.0%
Styling Technology Corp.,
10.875% Sr. Unsec. Sub.
Nts., 7/1/08 1,6,10                    360,000              --
---------------------------------------------------------------
ENERGY--0.6%
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.0%
Ocean Rig Norway AS, 10.25%
Sr. Sec. Nts., 6/1/08                  400,000         378,000
---------------------------------------------------------------
OIL & GAS--0.6%
Petroleos Mexicanos, 9.50%
Sr. Sub. Nts., 9/15/27               1,730,000       2,050,050
---------------------------------------------------------------
PF Export Receivables Master
Trust, 3.748% Sr. Nts.,
Series B, 6/1/13 3                   1,595,000       1,555,643
                                                  -------------
                                                     3,605,693

---------------------------------------------------------------
FINANCIALS--10.1%
---------------------------------------------------------------
CAPITAL MARKETS--0.6%
Credit Suisse First Boston, Inc.
(USA), 6.125% Nts., 11/15/11         3,305,000       3,603,911
---------------------------------------------------------------
COMMERCIAL BANKS--1.5%
Dime Capital Trust I, 9.33%
Capital Securities,
Series A, 5/6/27                     4,848,000       5,940,953
---------------------------------------------------------------
Household Finance Corp., 7%
Nts., 5/15/12                        2,755,000       3,146,786
                                                  -------------
                                                     9,087,739

---------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.1%
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                  3,080,000       3,644,542
---------------------------------------------------------------
Citigroup, Inc., 6.625%
Unsec. Sub. Nts., 6/15/32            2,120,000       2,304,226
---------------------------------------------------------------
Franklin Resources, Inc., 3.70%
Nts., 4/15/08                        1,430,000       1,423,634
---------------------------------------------------------------
Merrill Lynch & Co., Inc.,
3.375% Nts., Series B, 9/14/07       2,000,000       2,027,584
---------------------------------------------------------------
Morgan Stanley, 6.60% Nts.,
4/1/12                               3,410,000       3,814,556
                                                  -------------
                                                    13,214,542

---------------------------------------------------------------
INSURANCE--4.6%
AXA, 8.60%
Unsec. Sub. Nts., 12/15/30           2,520,000       3,187,911
---------------------------------------------------------------
Farmers Insurance Exchange,
8.625% Nts., 5/1/24 3                1,800,000       1,886,510

                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
INSURANCE Continued
Hartford Financial Services
Group, Inc. (The), 2.375% Nts.,
6/1/06                            $  1,185,000    $  1,179,749
---------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 3                   4,015,000       4,268,712
7.90% Nts., 7/2/10 3                 2,495,000       2,976,954
---------------------------------------------------------------
Nationwide Financial
Services, Inc., 5.90% Nts.,
7/1/12                               3,185,000       3,329,710
---------------------------------------------------------------
Prudential Holdings LLC,
8.695% Bonds, Series C,
12/18/23 3                           4,640,000       5,744,371
---------------------------------------------------------------
Prudential Insurance Co. of
America, 8.30% Nts., 7/1/25 3        4,875,000       5,979,885
                                                  -------------
                                                    28,553,802

---------------------------------------------------------------
REAL ESTATE--1.3%
EOP Operating LP, 7.75%
Unsec. Nts., 11/15/07                3,595,000       4,124,669
---------------------------------------------------------------
Shopping Center Associates,
6.75% Sr. Unsec. Nts., 1/15/04 3       645,000         645,848
---------------------------------------------------------------
Vornado Realty LP, 5.625%
Sr. Unsec. Unsub. Nts., 6/15/07      3,260,000       3,483,248
                                                  -------------
                                                     8,253,765

---------------------------------------------------------------
HEALTH CARE--1.7%
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.0%
Aetna, Inc., 7.375% Sr.
Unsec. Nts., 3/1/06                  1,290,000       1,419,975
---------------------------------------------------------------
Cardinal Health, Inc.,
4.45% Nts., 6/30/05                  3,230,000       3,352,540
---------------------------------------------------------------
Health Net, Inc., 8.375%
Sr. Unsec. Unsub. Nts., 4/15/11      1,575,000       1,895,136
                                                  -------------
                                                     6,667,651

---------------------------------------------------------------
PHARMACEUTICALS--0.7%
Wyeth, 5.875% Nts., 3/15/04          4,145,000       4,182,521
---------------------------------------------------------------
INDUSTRIALS--3.6%
---------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%
Boeing Capital Corp.,
7.375% Sr. Nts., 9/27/10             3,260,000       3,752,299
---------------------------------------------------------------
Northrop Grumman Corp.,
7.125% Sr. Nts., 2/15/11             2,210,000       2,559,693
                                                  -------------
                                                     6,311,992

---------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Green Star Products, Inc.,
10.15% Bonds, 6/24/10 3                772,652         793,958
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Allied Waste North America, Inc.,
10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                     1,390,000       1,508,150
---------------------------------------------------------------
Protection One, Inc./Protection
One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05 1      300,000         277,500




                          9 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
---------------------------------------------------------------


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Safety-Kleen Corp.,
9.25% Sr. Unsec. Nts.,
5/15/09 1,6,10                    $    800,000    $     40,000
---------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                   920,000         993,219
7.375% Sr. Unsub. Nts., 8/1/10       1,185,000       1,371,120
                                                  -------------
                                                     4,189,989

---------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.4%
General Electric Capital Corp.,
6.75% Nts., Series A, 3/15/32        1,110,000       1,232,989
---------------------------------------------------------------
Hutchison Whampoa
International Ltd., 7.45%
Sr. Bonds, 11/24/33 3                1,675,000       1,750,968
---------------------------------------------------------------
Tyco International Group SA,
6.75% Sr. Unsub. Nts., 2/15/11       5,150,000       5,652,125
                                                  -------------
                                                     8,636,082

---------------------------------------------------------------
ROAD & RAIL--0.4%
CSX Corp., 6.25%
Unsec. Nts., 10/15/08                2,012,000       2,207,315
---------------------------------------------------------------
MATERIALS--0.9%
---------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.9%
MeadWestvaco Corp.,
2.75% Nts., 12/1/05                  2,465,000       2,445,287
---------------------------------------------------------------
Weyerhaeuser Co., 5.50%
Unsec. Unsub. Nts., 3/15/05          2,950,000       3,072,006
                                                  -------------
                                                     5,517,293

---------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
---------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
British Telecommunications plc,
7.875% Nts., 12/15/05                2,525,000       2,784,105
---------------------------------------------------------------
Citizens Communications Co.,
9.25% Sr. Nts., 5/15/11              1,885,000       2,232,208
---------------------------------------------------------------
Deutsche Telekom International
Finance BV, 8.50%
Unsub. Nts., 6/15/10                 2,630,000       3,184,856
---------------------------------------------------------------
France Telecom SA:
8.45% Sr. Unsec. Nts., 3/1/06        2,070,000       2,313,560
9.75% Sr. Unsec. Nts., 3/1/31 2      1,150,000       1,533,226
---------------------------------------------------------------
Sprint Capital Corp.,
8.75% Nts., 3/15/32                  3,865,000       4,582,004
---------------------------------------------------------------
Telefonos de Mexico SA,
8.25% Sr. Unsec. Nts., 1/26/06       1,565,000       1,733,363
                                                  -------------
                                                    18,363,322


                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
AT&T Wireless Services, Inc.,
7.50% Sr. Unsec. Nts., 5/1/07     $  2,395,000    $  2,687,243
---------------------------------------------------------------
Rogers Wireless Communications,
Inc., 9.625% Sr. Sec. Nts.,
5/1/11                                 605,000         726,000
                                                  -------------
                                                     3,413,243

---------------------------------------------------------------
UTILITIES--4.6%
---------------------------------------------------------------
ELECTRIC UTILITIES--3.5%
CenterPoint Energy, Inc.,
5.875% Nts., 6/1/08 3                2,425,000       2,528,693
---------------------------------------------------------------
Dominion Resources, Inc.,
8.125% Sr. Unsub. Nts., 6/15/10      3,390,000       4,072,770
---------------------------------------------------------------
DTE Energy Co.,
6.375% Sr. Nts., 4/15/33             2,140,000       2,104,352
---------------------------------------------------------------
MidAmerican Energy Holdings
Co., 5.875% Sr. Nts., 10/1/12        3,750,000       3,938,708
---------------------------------------------------------------
Niagara Mohawk Power Corp.,
5.375% Sr. Unsec. Nts., 10/1/04      1,110,000       1,140,534
---------------------------------------------------------------
Progress Energy, Inc., 6.55%
Sr. Unsec. Nts., 3/1/04              3,720,000       3,747,926
---------------------------------------------------------------
PSEG Energy Holdings, 7.75%
Unsec. Nts., 4/16/07                 1,575,000       1,679,344
---------------------------------------------------------------
South Carolina Electric & Gas Co.,
9% Bonds, 7/15/06                      500,000         576,241
---------------------------------------------------------------
TECO Energy, Inc., 10.50%
Sr. Unsec. Nts., 12/1/07             1,690,000       1,981,525
                                                  -------------
                                                    21,770,093

---------------------------------------------------------------
GAS UTILITIES--1.1%
Kinder Morgan, Inc., 6.50%
Sr. Unsec. Nts., 9/1/12              1,980,000       2,188,589
---------------------------------------------------------------
NiSource Finance Corp.,
7.875% Sr. Unsec. Nts., 11/15/10     3,920,000       4,668,756
                                                  -------------
                                                     6,857,345
                                                  -------------
Total Corporate Bonds and Notes
(Cost $202,679,183)                                216,070,389

                                         UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 10 (Cost $14,872)           5,408           5,084



                         10 | OPPENHEIMER BOND FUND/VA

                                     PRINCIPAL    MARKET VALUE
                                        AMOUNT      SEE NOTE 1
---------------------------------------------------------------
STRUCTURED NOTES--8.3%
---------------------------------------------------------------
Deutsche Bank AG, COUNTS
Corp. Sec. Credit Linked Nts.,
Series 2003-1, 2.89%,
1/7/05 1,2                        $ 15,300,000    $ 15,082,740
---------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
NA High Yield T2 Credit Default
Swap Bonds, 6.05%, 3/25/09 3        20,260,000      20,842,475
---------------------------------------------------------------
UBS AG, High Grade Credit
Linked Nts., 2.814%,
12/10/04 1,2                        15,300,000      15,433,875
                                                  -------------
Total Structured Notes
(Cost $50,860,000)                                  51,359,090

---------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.1%
---------------------------------------------------------------
Undivided interest of 3.05% in joint
repurchase agreement (Principal
Amount/Market Value $226,368,000, with a
maturity value of $226,378,061) with DB
Alex Brown LLC, 0.80%, dated 12/31/03,
to be repurchased at $6,893,306 on
1/2/04, collateralized by U.S. Treasury
Nts., 6.75%, 5/31/05, with a value of
$231,043,540
(Cost $6,893,000)                    6,893,000       6,893,000

---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $825,820,749)                      134.5%    836,654,988
---------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                             (34.5)   (214,586,264)
                                  -----------------------------
NET ASSETS                               100.0%   $622,068,724
                                  =============================






FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $51,180,422 or 8.23% of the Fund's net assets as of December 31, 2003.

4. When-issued security to be delivered and settled after December 31, 2003. See
Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $13,464,214 or 2.16% of the Fund's net assets as of December 31, 2003.

6. Issue is in default. See Note 1 of Notes to Financial Statements.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

8. Securities with an aggregate market value of $2,450,148 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





                         11 | OPPENHEIMER BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of approximately $83,699,000)
(cost $825,820,749)--see accompanying statement                                                 $836,654,988
------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                 85,256,900
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                                           8,136,933
Interest and principal paydowns                                                                   6,340,909
Futures margins                                                                                      95,088
Shares of beneficial interest sold                                                                   36,604
Swap contracts                                                                                       13,850
Other                                                                                                 4,869
                                                                                               -------------
Total assets                                                                                    936,540,141

------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                    4,027,119
------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                       85,256,900
------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $223,515,504 purchased on a when-issued basis)                 224,135,218
Shares of beneficial interest redeemed                                                              976,854
Shareholder reports                                                                                  33,930
Trustees' compensation                                                                                3,939
Distribution and service plan fees                                                                    2,390
Transfer and shareholder servicing agent fees                                                           835
Other                                                                                                34,232
                                                                                               -------------
Total liabilities                                                                               314,471,417

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $622,068,724
                                                                                               =============

------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $ 54,454
------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                      626,655,275
------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                27,335,903
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                  (43,159,908)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       11,183,000
                                                                                               -------------
NET ASSETS                                                                                     $622,068,724
                                                                                               =============

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $618,234,033 and 54,117,384 shares of beneficial interest outstanding)       $11.42
------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $3,834,691 and 336,650 shares of beneficial interest outstanding)            $11.39



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          12 | OPPENHEIMER BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                           $31,883,941
-------------------------------------------------------------------------------
Fee income                                                           1,185,324
-------------------------------------------------------------------------------
Portfolio lending fees                                                  42,988
                                                                   ------------
Total investment income                                             33,112,253

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                      4,954,407
-------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                       9,743
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                      10,412
Service shares                                                              24
-------------------------------------------------------------------------------
Shareholder reports                                                     61,119
-------------------------------------------------------------------------------
Trustees' compensation                                                  17,481
-------------------------------------------------------------------------------
Custodian fees and expenses                                             15,127
-------------------------------------------------------------------------------
Other                                                                   53,363
                                                                   ------------
Total expenses                                                       5,121,676
Less reduction to custodian expenses                                   (11,724)
                                                                   ------------
Net expenses                                                         5,109,952

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               28,002,301

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                         14,431,139
Closing of futures contracts                                           583,500
Foreign currency transactions                                          (20,432)
                                                                   ------------
Net realized gain                                                   14,994,207
-------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                          1,281,674
Futures contracts                                                    1,044,458
                                                                   ------------
Net change in unrealized appreciation                                2,326,132

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $45,322,640
                                                                   ============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         13 | OPPENHEIMER BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


YEAR ENDED DECEMBER 31,                                                                      2003            2002
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $ 28,002,301    $ 40,646,500
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               14,994,207     (14,911,913)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   2,326,132      33,764,082
------------------------------------------------------------------------------------------------------------------
Payment from affiliate                                                                         --       1,111,427
                                                                                     -----------------------------
Net increase in net assets resulting from operations                                   45,322,640      60,610,096

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                    (40,547,869)    (50,820,794)
Service shares                                                                           (196,017)             --

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                   (111,087,827)     21,383,866
Service shares                                                                          1,355,244       2,348,380

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                            (105,153,829)     33,521,548
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   727,222,553     693,701,005
                                                                                     -----------------------------
End of period [including accumulated net investment income of $27,335,903
and $40,713,852, respectively]                                                       $622,068,724    $727,222,553
                                                                                     =============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                         14 | OPPENHEIMER BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NON-SERVICE SHARES    YEAR ENDED DECEMBER 31                            2003          2002         2001          2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.31        $11.21       $11.25        $11.52      $12.32
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .51           .65          .81           .94         .88
Net realized and unrealized gain (loss)                                  .23           .27          .03          (.29)      (1.06)
Payment from affiliate                                                    --           .01           --            --          --
                                                                      -------------------------------------------------------------
Total from investment operations                                         .74           .93          .84           .65        (.18)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.63)         (.83)        (.88)         (.92)       (.57)
Distributions from net realized gain                                      --            --           --            --        (.05)
                                                                      -------------------------------------------------------------
Total dividends and/or distributions to shareholders                    (.63)         (.83)        (.88)         (.92)       (.62)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.42        $11.31       $11.21        $11.25      $11.52
                                                                      =============================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-----------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 1                                       6.78%         9.02%        7.79%         6.10%      (1.52)%
Total return before payment from affiliate 2                             N/A          8.93%         N/A           N/A         N/A

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $618,234      $724,787     $693,701      $562,345    $601,064
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                   $691,931      $686,932     $638,820      $557,873    $633,059
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income before payment from affiliate                     4.03%         5.91% 2      7.93%         7.94%       7.22%
Net investment income after payment from affiliate                       N/A          6.07%         N/A           N/A         N/A
Total expenses                                                          0.73% 4       0.73% 4      0.77% 4       0.76% 4     0.73% 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  101%          157%         186%          260%        256%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         15 | OPPENHEIMER BOND FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------




SERVICE SHARES    YEAR ENDED DECEMBER 31                           2003         2002 1
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.30      $10.46
-----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                .43         .11
Net realized and unrealized gain                                     .28         .72
Payment from affiliate                                                --         .01
                                                                  -----------------------
Total from investment operations                                     .71         .84
-----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.62)         --
Distributions from net realized gain                                  --          --
                                                                  -----------------------
Total dividends and/or distributions to shareholders                (.62)         --
-----------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.39      $11.30
                                                                  =======================

-----------------------------------------------------------------------------------------
TOTAL RETURN:
-----------------------------------------------------------------------------------------
Total return at net asset value 2                                   6.56%       8.03%
Total return before payment from affiliate 3                         N/A        7.94%

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $3,835      $2,435
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $3,903      $  834
-----------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate                 3.73%       4.37% 3
Net investment income after payment from affiliate                   N/A        5.04%
Total expenses                                                      0.98% 5     0.98% 5,6
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                              101%        157%



1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         16 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 8.3% of the Fund's net assets and resulted in unrealized gains of $499,090. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Fund had entered into net when issued commitments of $215,378,571.
   In connection with its ability to purchase securities on a when issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon


                         17 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
   Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2003, securities with an aggregate market value of $74,283, representing 0.01% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                  LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN    CARRYFORWARD 1,2,3          TAX PURPOSES
    --------------------------------------------------------------------------
    $27,335,900                $--           $42,528,767           $10,551,859

1. As of December 31, 2003, the Fund had $39,452,115 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforward were as follows:


                         18 | OPPENHEIMER BOND FUND/VA

                              EXPIRING
                              -------------------------
                              2010           39,452,115

2. During the fiscal year December 31, 2003, the Fund utilized $18,880,076 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of December 31, 2003, the Fund had $3,076,652 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.


Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.


                     REDUCTION TO                REDUCTION TO
                      ACCUMULATED             ACCUMULATED NET
                   NET INVESTMENT               REALIZED LOSS
                           INCOME              ON INVESTMENTS
                   ------------------------------------------
                         $636,364                    $636,364

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:
                                         YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 2003        DECEMBER 31, 2002
     -----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                    $40,743,886             $50,820,794

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $826,116,978
                 Federal tax cost of other investments       154,869,484
                                                            ------------
                 Total federal tax cost                     $980,986,462
                                                            ============

                 Gross unrealized appreciation              $ 21,330,253
                 Gross unrealized depreciation               (10,778,394)
                                                            ------------
                 Net unrealized appreciation                $ 10,551,859
                                                            ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.



                         19 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED DECEMBER 31, 2003    YEAR ENDED DECEMBER 31, 2002 1
                                                    SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
 NON-SERVICE SHARES
 Sold                                            6,666,784     $  75,024,613      18,951,559     $ 204,469,491
 Dividends and/or distributions reinvested       3,719,988        40,547,869       4,914,970        50,820,794
 Redeemed                                      (20,335,565)     (226,660,309)    (21,695,172)     (233,906,419)
                                               ---------------------------------------------------------------
 Net increase (decrease)                        (9,948,793)    $(111,087,827)      2,171,357     $  21,383,866
                                               ===============================================================

--------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                              507,273     $   5,712,858         309,112     $   3,377,815
 Dividends and/or distributions reinvested          18,016           196,017              --                --
 Redeemed                                         (404,048)       (4,553,631)        (93,703)       (1,029,435)
                                               ---------------------------------------------------------------
 Net increase                                      121,241     $   1,355,244         215,409     $   2,348,380
                                               ===============================================================

1. For the year ended December 31, 2002, for Non-Service shares and for the period from May 1, 2002 (inception of offering) to December 31, 2002, for Service shares.


--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were $776,630,392 and $855,796,793, respectively.


--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2003, the Fund paid $10,036 to OFS for services to the Fund.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.


                         20 | OPPENHEIMER BOND FUND/VA

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
   As of December 31, 2003, the Fund had no outstanding foreign currency contracts.


--------------------------------------------------------------------------------
6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
   Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.




                         21 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued
As of December 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                     UNREALIZED
                               EXPIRATION    NUMBER OF    VALUATION AS OF          APPRECIATION
CONTRACT DESCRIPTION                DATES    CONTRACTS  DECEMBER 31, 2003         (DEPRECIATION)
-----------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   3/22/04          166        $18,145,875             $  87,128
U.S. Treasury Nts., 5 yr.         3/22/04           28          3,125,500                17,176
U.S. Treasury Nts., 10 yr.        3/22/04          435         48,835,547               688,822
                                                                                      ---------
                                                                                        793,126
                                                                                      ---------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.         3/30/04          396         84,762,563              (458,214)
                                                                                      ---------
                                                                                      $ 334,912
                                                                                      =========


--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS
The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of December 31, 2003, the Fund had entered into the following total return swap agreements:

                                            PAID BY             RECEIVED BY
SWAP                  NOTIONAL          THE FUND AT              THE FUND AT  TERMINATION     UNREALIZED
COUNTERPARTY            AMOUNT    DECEMBER 31, 2003        DECEMBER 31, 2003         DATE   APPRECIATION
--------------------------------------------------------------------------------------------------------
                                                       Value of total return
                                          One-Month       of Lehman Brothers
Deutsche Bank AG   $15,136,000           LIBOR Flat               CMBS Index      6/30/04        $13,850


--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES
As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2003 was $58,255,976, which represents 9.36% of the Fund's net assets.


--------------------------------------------------------------------------------
9. SECURITIES LENDING
The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Fund had on loan securities valued at approximately $83,699,000. Cash of $85,256,900 was received as collateral for the loans, and has been invested in approved instruments.


                         22 | OPPENHEIMER BOND FUND/VA

--------------------------------------------------------------------------------
10. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
   The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.


                         23 | OPPENHEIMER BOND FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BOND FUND/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund/VA as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004



                         24 | OPPENHEIMER BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.6269 and $0.6225 per share were paid to Non-Service and Service shareholders, respectively, on March 14, 2003, all of which was designated as ordinary income for federal income tax purposes.
   None of the dividends paid by the Fund during the year ended December 31, 2003 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


                         25 | OPPENHEIMER BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
FUND, LENGTH OF SERVICE, AGE     NUMBER OF FUNDS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company
Chairman of the Board            (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company
(since 2003) and                 (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following
Trustee (since 1999)             private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
Age: 66                          Corporation and Broadway Ventures (since 1984); a director of the following public companies:
                                 Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                                 UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of
                                 Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following:
                                 Storage Technology Corporation (a publicly-held computer equipment company) (1991-February
                                 2003), and International Family Entertainment (television channel) (1992-1997), Frontier Real
                                 Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                                 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)             equity funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 72                          Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and
                                 Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                                 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                 (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards
                                 Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from
Trustee (since 1997)             March 1985) of OppenheimerFunds, Inc. (the Manager); Vice President (from June 1983) and
Age: 67                          Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                 Manager); Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant
                                 Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice
                                 President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management
                                 Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary
                                 (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager);
                                 Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial
                                 Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                 1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since
                                 November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                 Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management,
                                 Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director
                                 (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                 Treasurer (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                 (offshore fund management subsidiaries of the Manager). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.

EDWARD L. CAMERON,               A member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).
Trustee (since 1999)             Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately
Age: 65                          held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                 Management Industry Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Trustee (since 1990)             foundation); and a director (since October 1999) of P.R. Pharmaceuticals (a privately held
Age: 61                          company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and a director of Oppenheimer Acquisition
                                 Corp., Shareholders Services Inc. and Shareholder Financial Services, Inc. (until October
                                 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly (until
Trustee (since 1996)             October 1994) Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 63                          Manager. Oversees 38 portfolios in the OppenheimerFunds complex.


                                 26 | OPPENHEIMER BOND FUND/VA

BEVERLY L. HAMILTON,             Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2002)             (open-end investment companies); Director of MML Services (since April 1987) and America Funds
Age: 57                          Emerging Markets Growth Fund (since October 1991) (both are investment companies), The
                                 California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since February 2002); a trustee (since February 2000) of Monterey
                                 International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                 Michigan and Hartford Hospital. Formerly, President (February 1991-April 2000) ARCO Investment
                                 Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Chairman and CEO (since 2003) of Steele Street State Bank (a commercial banking entity);
Trustee (since 2002)             Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration,
Age: 59                          Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation (non-profit organization) (since 2000). Formerly, Chairman of
                                 U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April
                                 1, 1999) and a director of Commercial Assets, Inc. (a REIT) (1993-2000). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2000)             (open-end investment companies); Trustee (since 1987), Chairman of the Board (since 2003) and
Age: 61                          Chairman of the investment committee (since 1994) for the Worcester Polytech Institute;
                                 President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since 1995) of the Springfield Library and Museum Association;
                                 Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                 Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
                                 Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS
                                 Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 38 portfolios in the
                                 OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                      NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee            2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President
(since 2001)                     and a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer
Age: 54                          Partnership Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor,
                                 Inc.; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc.; President and a director (since July 2001) of
                                 OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                 Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since
                                 November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                 (since July 2001); President (since November 1, 2001) and a director (since July 2001) of
                                 Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                 Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                                 Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company
                                 (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns shares of David L. Babson & Company, Inc.); formerly, Chief Operating
                                 Officer (September 2000-June 2001) of the Manager; President and trustee (November
                                 1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;
                                 President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State
                                 Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                 Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a
                                 Trustee/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.



                                 27 | OPPENHEIMER BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                         THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. MANIOUDAKIS AND ZACK,
                                 TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803
                                 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS
                                 OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

ANGELO MANIOUDAKIS,              Senior Vice President of the Manager (since April 2002); an officer of 12 portfolios in the
Vice President and Portfolio     OppenheimerFunds complex; formerly Executive Director and portfolio manager for Miller,
Manager (since 2002)             Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
Age: 37                          2002).

BRIAN W. WIXTED,                 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March
Treasurer (since 1999)           1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 44                          Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership
                                 Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                 International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the
                                 Manager) (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000);
                                 Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                 Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                 Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division.
                                 An officer of 82 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Vice President and Secretary     Manager; General Counsel and a director (since November 2001) of OppenheimerFunds Distributor,
(since 2001)                     Inc.; Senior Vice President and General Counsel (since November 2001) of HarbourView Asset
Age: 55                          Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                 Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                 November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private
                                 Investments, Inc., OFI Trust Company and OFI Institutional Asset Management, Inc.; General
                                 Counsel (since November 2001) of Centennial Asset Management Corporation; a director (since
                                 November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                 (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November
                                 2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                                 Acquisition Corp.; formerly Senior Vice President (May 1985-January 2004), Acting General
                                 Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                 the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds
                                 International Ltd. And OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.



THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.



                                 28 | OPPENHEIMER BOND FUND/VA

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $18,000 in fiscal 2003 and $16,000 in fiscal 2002.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 and $65,000 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 and $6,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2003 and $3,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $86,600 in fiscal 2003 and $75,000 in fiscal 2002 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)